EXHIBIT 21.1

RESOURCE AMERICA, INC.
LIST OF SUBSIDIARIES

Resource Financial Fund Management, Inc.
Trapeza Capital Management, LLC
Trapeza Manager, Inc.
Trapeza Funding, LLC
Trapeza Funding II, LLC)
Trapeza Funding III, LLC
Trapeza Funding IV, LLC
Trapeza Funding V, LLC
Trapeza TPS, LLC
Trapeza Management Group, LLC
Structured Finance Fund GP, LLC
Structured Finance Management, LLC
Ischus Capital Management, LLC
Apidos Capital Management, LLC
Resource Capital Manager, Inc.
Resource Financial Institutions Group, Inc.
Axios Capital Management, LLC
Resource Credit Partners, L.P.
Resource Credit Partners GP, Inc.
Resource Credit Management, LLC
RAI Ventures, Inc.
Chadwick Securities, Inc.
Resource Europe Management Ltd.
Resource Capital Investor, Inc.
Resource Leasing, Inc.
FLI Holdings, Inc.
LEAF Financial Corporation
LEAF Capital Management, Inc.
LEAF Asset Management, LLC
LEAF Asset Management, Inc.
Lease Equity Appreciation Fund I L.P.
LEAF Fund I, LLC
Lease Equity Appreciation Fund II, L.P.
LEAF Fund II, LLC
LEAF Funding, Inc.
LEAF Institutional Direct Management, LLC
Resource Real Estate Holdings, Inc.
Resource Real Estate, Inc.
Resource Real Estate Funding, Inc.
Resource Capital Partners, Inc.
Resource Real Estate Management, LLC
SR Real Estate Partners, LLC
RCP Nittany Pointe Manager, Inc.
RCP Chinoe Creek Manager, Inc.
RCP Fountains GP, Inc.
RCP Portland Courtyard Manager, Inc.
RCP Albuquerque Manager, Inc.
RCP Avalon Manager, Inc.

RCP Falls at Duraleigh Manager, Inc.
RCP Sage Canyon Manager, Inc.
RCP Cuestas Manager, Inc.
RCP Holdco I Manager, Inc.
RCP Reserves Manager, Inc.
RCP Foxglove Manager, Inc.
RCP Santa Fe Manager, Inc.
RCP Regents Center Manager, Inc.
RCP Highland Lodge Manager, Inc.
RCP Reserves Holdings Manager, Inc.
RCP Grove Manager, LLC
RCP Howell Bridge Manager, Inc.
RCP Howell Bridge Holdings, LLC
RRE Bentley Place Holdings, LLC
RRE Bentley Place TIC, LLC
RRE Reserves TIC, LLC
RRE Reserves Holdings, LLC
RRE Highland Lodge TIC, LLC
RCP Reserves Holdco I Manager, Inc.
RRE Regents Center TIC, LLC
RRE Grove Holdings, L.P.
RRE Regents Center Holdings, LLC
Resource RSI Phase I, LLC
Resource RSI Phase II, LLC
Resource Asset Management, Inc.
Resource Properties II, Inc.
Resource Properties IV, Inc.
Resource Properties VI, Inc.
Resource Properties VIII, Inc.
Resource Properties XII, Inc.
Resource Properties XIV, Inc.
Resource Properties XV, Inc.
Resource Properties XVII, Inc.
Resource Properties XVIII, Inc.
Resource Properties XX, Inc.
Resource Properties XXII, Inc.
Resource Properties XXIII, Inc.
Resource Properties XXIV, Inc.
Resource Properties XXV, Inc.
Resource Properties XXVI, Inc.
Resource Properties XXVII, Inc.
Resource Properties XXVIII, Inc.
Resource Properties XXIX, Inc.
Resource Properties XXX, Inc.
Resource Properties XXXI, Inc.
Resource Properties XXXII, Inc.
Resource Properties XXXIII, Inc.
Resource Properties XXXIV, Inc.
Deerfield RPI, LLC
Resource Properties XXXV, Inc.
Resource Properties XXXVI, Inc.
Resource Properties XXXVIII, Inc.
Resource Properties XL, Inc.

Resource Properties XLI, Inc.
Resource Properties XLII, Inc.
Resource Properties XLIV, Inc.
Resource Properties XLVI, Inc.
Resource Properties XLVII, Inc.
Resource Properties XLIX, Inc.
Resource Properties 50, Inc.
Resource Properties 51, Inc.
Resource Properties 52, Inc.
Resource Properties 53, Inc.
Resource Properties 54, Inc.
CP/GP, Inc.
Chesterfield Mortgage Investors, Inc.
RAI Financial, Inc.
Resource Commercial Mortgages, Inc.
Resource Financial Services, Inc.
Resource Housing Investors I, Inc.
Resource Housing Investors II, Inc.
Resource Housing Investors III, Inc.
Resource Housing Investors IV, Inc.
Resource Programs, Inc.
RCP Financials, LLC
RCP Partners, L.P.
Resource Rittenhouse, Inc.
WS Mortgage Acquisition Corporation